UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2008

ANHEUSER-BUSCH COMPANIES, INC.
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(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835
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(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118
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(Address of Principal Executive Offices)	(Zip Code)

              Registrant’s telephone number,  including area code:  314-577-2000
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NONE
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             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.

On July 23, 2008, Registrant issued a press release announcing its financial results for the second quarter of 2008.  A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.

On July 23, 2008, Registrant issued a press release announcing an increase in Registrant’s regular quarterly dividend on its common stock.  A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein.

Item 9.01           Financial Statements and Exhibits.

Exhibit 99.1 – Press Release issued by Registrant dated July 23, 2008, reporting Registrant’s financial results for the second quarter of 2008.

Exhibit 99.2 – Press Release issued by Registrant dated July 23, 2008, reporting an increase in Registrant’s regular quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
(Registrant)

BY:	/s/ John F. Kelly
John F. Kelly
Vice President and Controller

July 23, 2008
     (Date)

EXHIBIT INDEX

Exhibit No.	Description
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99.1	Press release issued by Registrant dated July 23, 2008, reporting Registrant’s financial results for the second quarter of 2008.

99.2	Press release issued by Registrant dated July 23, 2008, reporting an increase in Registrant’s regular quarterly dividend.